UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5-7, rue Salomon de Rothschild
Suresnes, France	92150
(Address of principal executive offices)	(Zip Code)

+33 (0) 1 46 25 06 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*

*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Memorandum of Understanding

On March 10, 2021, Talend S.A., a société anonyme organized under the laws of France (the “Company” or “Talend”), entered into a Memorandum of Understanding (the “MoU”) with Tahoe Bidco (Cayman), LLC, an exempted company incorporated under the laws of the Cayman Islands (“Parent”) and an affiliate of Thoma Bravo, L.P. (“Thoma Bravo”). It is contemplated that pursuant to the MoU, Parent and the Company shall pursue a series of transactions pursuant to which, among other transactions, Parent is seeking to acquire (through one or more of its affiliates) all of the issued and outstanding ordinary shares, nominal value of €0.08 per share, of the Company (the “Company Shares”), including American Depositary Shares representing Company Shares (the “ADSs”), and Company Shares issuable upon the exercise of any outstanding options, warrants, convertible securities or rights to purchase, subscribe for, or be allocated Company Shares, pursuant to a cash tender offer (the “Offer”). The board of directors of the Company (the “Board”) has unanimously approved the MoU.

Pursuant to the MoU and in accordance with applicable French law, the parties have agreed to initiate a consultation with the works council of the Company (Comité social et économique, the “Works Council”) concerning the Offer and certain proposed reorganization steps in connection therewith no later than two (2) business days from the date of the MoU. Following the completion of the consultation with the Works Council, the Company may decide to either (i) proceed with the transactions as contemplated by the MoU, in which case the Board would publicly announce its recommendation that the shareholders of the Company accept the Offer and tender their Company Shares pursuant to the Offer, or (ii) not proceed with the transactions as contemplated by the MoU and terminate the MoU in accordance with and subject to its terms (including with respect to reimbursement of Parent’s expenses).

If the Board decides to proceed with the transactions as contemplated by the MoU following the completion of the consultation with the Works Council, Parent has agreed to cause Tahoe Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the Laws of the Netherlands and an affiliated entity of Thoma Bravo and Parent(“Purchaser”) to (i) commence the Offer for $66.00 per Company Share and per ADS (such amount, or any higher amount per Company Share or per ADS paid pursuant to the offer, the “Offer Price”), and (ii) with respect to the Company Free Shares, Company Share Options and Company Warrants (as such terms are defined in the MoU), implement the cash payment arrangement and the various other liquidity mechanisms described in the MoU, each upon the terms and subject to the conditions set forth in the MoU. The Offer will expire one minute after 11:59 p.m. (New York City time) on the calendar day that is twenty (20) business days following the commencement of the Offer, unless extended in accordance with the terms of the MoU, including as required by the applicable rules and regulations of the U.S. Securities and Exchange Commission (such date, the “Expiration Date”).

Under the MoU, Parent’s obligation to accept and pay for Company Shares that are tendered in the offer is subject to customary conditions, including, among others, (i) the number of Company Shares (including Company Shares represented by ADSs) validly tendered pursuant to the Offer (and not properly withdrawn prior to any then scheduled Expiration Date) and Unsellable Free Shares (as defined in the MoU) validly tendered (including by exercising the Free Share Liquidity Mechanism (as defined in the MoU)) pursuant to the Offer (and not properly withdrawn prior to any then scheduled Expiration Date) that are validly tendered pursuant to the Offer, and Company Shares then beneficially owned by Parent or Purchaser (if any), representing at least 80% of, without duplication, (a) all Company Shares (including Company Shares represented by ADSs) then outstanding (including any Company Shares held in escrow) plus (b) all Company Shares issuable upon the exercise, conversion or exchange of any options, warrants, convertible notes, stock appreciation rights, or other rights to acquire Company Shares then outstanding (excluding shares issuable pursuant to the 1.75% senior convertible notes of the Company due September 1, 2024 (the “Convertible Senior Notes”)), regardless of whether or not then vested but, in each case, after giving effect to the cancellation of any Company Share Options, Company Free Shares and Company Warrants in the manner set forth in the MoU; (ii) the receipt of the express written authorization of the French Ministère chargé de L’Économie des Finances pursuant to French Foreign Investment Law or the written confirmation that no such prior authorization is required, (iii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other foreign regulatory approvals (as described in the MoU); (iv) the absence of legal restraints on Parent’s ability to accept and pay for the Company Shares (including Company Shares represented by ADSs) tendered into the Offer; and (v) certain other customary conditions as set forth in the MoU.

Subject to the terms of the MoU, during the period from and after March 20, 2021 until 12:01a.m. Pacific time on April 10, 2021 (the “Go Shop Period,” and such date, the “No Shop Period Start Date”), the Company and its representatives may, among other things, solicit, initiate, propose, or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an alternative proposal agreement from any third parties, and provide non-public information to and engage in discussions or negotiations with such third parties with respect to an alternative acquisition proposals made during the Go Shop Period. From the No Shop Period Start Date until the earlier of the conclusion of the Offer or the termination of the MoU in accordance with its terms, the Company will be subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and exchange in discussions in negotiations with third parties regarding alternative acquisition proposals. Notwithstanding the limitations applicable after the No-Shop Period Start Date, the Company may under certain circumstances engage in the activities otherwise restricted following the No-Shop Period Start Date if the Company receives a written acquisition proposal that the Board has determined constitutes or is reasonably likely to constitute a Superior Proposal. “Superior Proposal” is defined in the MoU to mean any bona fide written acquisition proposal for at least 80% of the outstanding Company Shares that the Board determines in good faith after consultation with its outside legal and financial advisors to be more favorable to the Company, the holders of Company Shares, and other stakeholders of the Company, which proposal was not solicited in violation of the terms of the MoU.

The MoU contains certain termination rights for each of the Company and Parent, including if the consummation of the transactions contemplated by the Offer has not been consummated on or prior to December 31, 2021. If the MoU is terminated under certain circumstances, including that the Board fails to recommend that the shareholders of the Company tender their Company Shares in the Offer within five (5) business days of the completion of the consultation with the Works Council, the Company will be required to pay to Parent $7,000,000 (the “Expense Reimbursement”), which the parties have agreed represents a good faith estimate of the fees, costs and expenses Parent will incur in connection with the transactions contemplated by the MoU. In certain other circumstances, including if the Company terminates the MoU to accept a Superior Proposal, the Company will be required to pay to Parent a termination fee of $47,886,769 million. The MoU contains representations, warranties and covenants of Parent and the Company that are customary for a transaction of this nature, including among others, covenants regarding the conduct of the Company’s business during the pendency of the transactions, public disclosures, and the use of reasonable best efforts to cause the conditions to the transaction to be satisfied.

The foregoing description of the MoU does not purport to be complete and is qualified in its entirety by the full text of the MoU, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The MoU has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Parent. In particular, the assertions embodied in the representations and warranties contained in the MoU are qualified by information in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the MoU. This confidential disclosure letter contains information that modifies, qualifies, and creates exceptions to the representations and warranties and certain covenants set forth in the MoU. Moreover, certain representations and warranties in the MoU were used for the purposes of allocating risk between Parent and the Company rather than establishing matters of fact. Accordingly, the MoU should not be relied on as characterizations of the actual state of facts about Parent or the Company.

Equity Commitment Letter

Pursuant to an equity commitment letter dated March 10, 2021, Thoma Bravo Fund XIV Global, L.P., a Cayman Islands exempted limited partnership and an affiliate of Thoma Bravo and Parent (the “Investor”) has committed to provide Parent or Purchaser, as applicable, on the terms and subject to the conditions set forth in the equity commitment letter, an aggregate equity contribution in an amount that is sufficient to fund the payment of the Offer Price for all Company Shares tendered in the Offer and any other amounts to be paid in connection with the transactions contemplated by the MoU at the consummation of the Offer.

Tender and Support Agreements

Concurrently with the execution of the MoU, the senior leadership team of the Company and members of the Company’s board of directors, in their respective capacities as shareholders of the Company, entered into a Tender and Support Agreement with Parent (the “Tender and Support Agreement”), pursuant to which the signatories have agreed, among other things, and subject to the terms and conditions of the Tender and Support Agreements, to tender all of their respective Company Shares, ADSs or Company Free Shares held by them (including as a result of the exercise of Company Share Options, or the exercise of Company Warrants or the vesting of Company Free Shares) (the “Subject Securities”) into the Offer in the applicable manner set forth in the MoU, which, as of March 5, 2021, in the aggregate represent approximately 3.5% of the outstanding fully-diluted Company Shares. The Tender and Support Agreements terminate upon the occurrence of certain events, including the termination of the MoU in accordance with its terms.

The foregoing description of the Tender and Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Tender and Support Agreement, the form of which is attached as Exhibit 99.1, and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed acquisition of Talend S.A. (“Talend”) by Tahoe Bidco (Cayman), LLC, an exempted company incorporated under the laws of the Cayman Islands (“Parent”), Parent will commence, or will cause to be filed, a tender offer for all of the outstanding shares, American Depositary Shares, and other outstanding equity interests of Talend. The tender offer has not commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of Talend. It is also not a substitute for the tender offer materials that Parent will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. At the time that the tender offer is commenced, Parent will file tender offer materials on Schedule TO with the SEC, and Talend will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY TALEND’S SECURITY HOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer materials and the solicitation/recommendation statement will be made available to Talend’s investors and security holders free of charge. A free copy of the tender offer materials and the solicitation/recommendation statement will also be made available to all of Talend’s investors and security holders by contacting Talend at ir@talend.com, or by visiting Talend’s website (www.talend.com). In addition, the tender offer materials and the solicitation/recommendation statement (and all other documents filed by Talend with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. TALEND’S investors and security holders ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY PARENT OR TALEND WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, PARENT AND TALEND.

Forward-Looking Statements

This document contains certain statements that constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the satisfaction of conditions to the completion of the proposed transaction and the expected completion of the proposed transaction, the timing and benefits thereof, as well as other statements that are not historical fact. These forward-looking statements are based on currently available information, as well as Talend’s views and assumptions regarding future events as of the time such statements are being made. Such forward looking statements are subject to inherent risks and uncertainties. Accordingly, actual results may differ materially and adversely from those expressed or implied in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the potential failure to satisfy conditions to the completion of the proposed transaction due to the failure to receive a sufficient number of tendered shares in the tender offer; the failure to obtain necessary regulatory or other approvals; the outcome of legal proceedings that may be instituted against Talend and/or others relating to the transaction; the possibility that competing offers will be made, risks associated with acquisitions, such as the risk that transaction may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; as well as those described in cautionary statements contained elsewhere herein and in Talend’s periodic reports filed with the SEC including the statements set forth under “Risk Factors” set forth in Talend’s most recent annual report on Form 10-K, and any subsequent reports on Form 10-Q or form 8-K filed with the SEC, the Tender Offer Statement on Schedule TO (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) to be filed by Parent, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Talend. As a result of these and other risks, the proposed transaction may not be completed on the timeframe expected or at all. These forward-looking statements reflect Talend’s expectations as of the date of this report. The forward-looking statements included in this communication are made only as of the date hereof. Talend assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 8.01.	Other Events.

On March 10, 2021, the Company issued a press release announcing the entry into the MoU, a copy of which is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Memorandum of Understanding, dated as of March 10, 2021, by and among Tahoe Bidco (Cayman), LLC and Talend S.A.*

99.1	Form of Tender and Support Agreement, dated March 10, 2021, by and among Tahoe Bidco (Cayman), LLC and each of Christal Bemont, Adam Meister, Ann-Christel Graham, Jamie Kiser, Krishna Tammana, Michelle Sitzman, Lauren Vaccarello, Aaron Ross, Steve Singh, Patrick Jones, Elissa Fink, Nora Denzel, Elizabeth Fetter, and Ryan Kearny

99.2	Press Release issued by Talend S.A., dated March 10, 2021.

104	Cover page Interactive Data File (formatted as inline XBRL contained in Exhibit 101)

*        Certain schedules and annexes have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished as a supplement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEND S.A.

Date: March 10, 2021

	By:	/s/ Aaron Ross
Aaron Ross
General Counsel